AS FILED WITH THE SECURITIES EXCHANGE COMMISSION ON AUGUST 23, 1996

                                                 Registration No. 33-___________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      TRANSAMERICAN WASTE INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                        13-3487422
 (STATE OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)

                             314 NORTH POST OAK LANE
                              HOUSTON, TEXAS 77024
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


                      TRANSAMERICAN WASTE INDUSTRIES, INC.
                 AMENDED AND RESTATED 1990 STOCK INCENTIVE PLAN
                            (FULL TITLE OF THE PLAN)

                                  LANCE C. RUUD
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                             314 NORTH POST OAK LANE
                              HOUSTON, TEXAS 77024
                                 (713) 956-1212
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
                                  JEFF C. DODD
                      MAYOR, DAY, CALDWELL & KEETON, L.L.P.
                            700 LOUISIANA, SUITE 1900
                              HOUSTON, TEXAS 77002

                            ------------------------

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                          PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                           AMOUNT TO BE    OFFERING PRICE    AGGREGATE OFFERING      AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED       REGISTERED(1)     PER SHARE(2)         PRICE(2)        REGISTRATION FEE
- ------------------------------------------------------------------------------------------------------------------
Common Stock, Par Value $0.001 Per Share  1,000,000            $1.84            $1,840,000            $634.48
==================================================================================================================

(1) The number of shares of Comon Stock registered herein is subject to adjustment to prevent dilution from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the registration fee, based upon the average of the last reported price of a share of the Company's Common Stock on the NASDAQ SmallCap Market as reported in THE WALL STREET JOURNAL on August 19, 1996.

================================================================================

    Pursuant to General Instruction E to Form S-8, the undersigned Registrant hereby incorporates herein by this reference the contents of Registration Statement No. 33-57326 to the Registrant's Amended and Restated 1990 Stock Incentive Plan; provided that;

    (i) Paragraph (1)-(4) of Item 3 hereby replaced in its entirety by the following paragraph:

        (1) The Annual Report of the Company on Form 10-K for the fiscal year ended August 31, 1995;

        (2) The Transition Report of the Company on Form 10-K for the fiscal year ended December 31, 1995;

        (3) The Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 1996;

        (4) The Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 1996.


    (ii) Item 5 thereof is hereby replaced in its entirety to read as follows:

            The legality of the Common Stock offered hereby is being passed upon for the Company by Mayor, Day, Caldwell & Keeton, L.L.P., 700 Louisiana, Suite 1900, Houston, Texas 77002.

            The audited consolidated financial statements incorporated by reference in this registration statement to the extent and for the periods indicated in their reports, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of such firm as experts in accounting and auditing in giving said reports.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 22, 1996.

                               TransAmerican Waste Industries, Inc.

                               By: /s/ LANCE C. RUUD
                               Lance C. Ruud
                               Senior Vice President and Chief Financial Officer


    Each of the undersigned directors and officers of TransAmerican Waste Industries, Inc. does hereby constitute and appoint Lance C. Ruud as the undersigned's true and lawful attorney-in-fact and agent to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as director and/or officer, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable TransAmerican Waste Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below any and all amendments (including post-effective amendments and supplements) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration Statement has been signed by the following persons in their capacities and on the dates indicated.

SIGNATURE                              TITLE                        DATE
- ---------                              -----                        ----
/s/ TOM J. FATJO, JR.     Chairman of the Board of Directors,    August 22, 1996
Tom J. Fatjo, Jr.            Chief Executive Officer and
                             Director

/s/ LANCE C. RUUD         Senior Vice President, Chief           August 22, 1996
Lance C. Ruud                Financial Officer and
                             Director

/s/ BEN B. BARNES         Director                               August 22, 1996
Ben B. Barnes

/s/ WILLIAM B. BLOUNT     Director                               August 22, 1996
William B. Blount

/s/ R. BRIAN FIFER        Director                               August 22, 1996
R. Brian Fifer


/s/ PRESTON MOORE, JR.    Director                               August 22, 1996
Preston Moore, Jr.

/s/ ED L. ROMERO          Director                               August 22, 1996
Ed L. Romero

/s/ JOHN SINGLETON        Director                               August 22, 1996
John Singleton

/s/ THOMAS E. NOEL        President and Director                 August 22, 1996
Thomas E. Noel

                                   Exhibits

Exhibit 4.1 Restated Certificate of Incorporation as amended. Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 33-41017).

Exhibit 4.2 Certificated of Amendment of Restated Certificate of Incorporation of the Company, dated March 23, 1993. Incorporated by reference to
              Exhibit 3.2 of the Company's Annual Report on Form 10-K for the year ended August 31, 1993.

Exhibit 4.3 Certificate of Elimination of the Registrant, dated October 11, 1993, incorporated by reference to Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the year ended August 31, 1993.

Exhibit 4.4 Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-8 (File No. 33-57326).

Exhibit  5.1  Opinion of Counsel

Exhibit 23.1  Consent of Independent Public Accountants

Exhibit 23.2  Consent of Counsel (included in Exhibit 5.1)

Exhibit 24.1  Power of Attorney (included on signature page)

Exhibit 28.1 TransAmerican Waste Industries, Inc. Amended and Restated 1990 Stock Incentive Plan incorporated by reference to Exhibit 28.1 of the Company's Registration Statement on Form S-8 (File No. 33-57326).